AQUILA ROCKY MOUNTAIN EQUITY FUND
         SUB-ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of the June 2, 1994, by and between AQUILA ROCKY MOUNTAIN EQUITY FUND (the "Fund"), a
Massachusetts business Trust, 380 Madison Avenue, Suite
2300, New York, New York 10017 and AQUILA MANAGEMENT
CORPORATION (the "Sub-Adviser"), a New York corporation,
380 Madison Avenue, Suite 2300, New York, New York 10017

                   W I T N E S S E T H:

     WHEREAS, the Fund and the Sub-Adviser wish to enter into a Sub-Advisory and Administration Agreement as herein set forth (referred to hereafter as "this Agreement");

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General.

     The Sub-Adviser shall perform (at its own expense) the functions set forth more fully herein for the Fund and for the investment adviser for the Fund (the "Adviser").

2.  Duties and Obligations of the Sub-Adviser to the Fund.

     (a) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Sub-
Adviser shall provide all administrative services to the Fund other than those relating to its investment portfolio handled by the Investment Adviser of the Fund (the
"Adviser") under the Investment Advisory Agreement of the Fund (the "Advisory Agreement"); as part of such duties, the Sub-Adviser shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and
     its   transfer agent, custodian, legal counsel,
     auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that daily pricing of the Fund's portfolio shall be the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange
     Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications
     of   shareholders of the Fund and broker-dealers, or
     if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     (b) Sub-Advisory Services. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Sub-
Adviser shall review with the Adviser the investment activities of the Fund and in conjunction with the Adviser shall make such periodic reports to the Board of Trustees of the Fund as may be appropriate, and in addition, the Sub-Adviser shall provide such advisory services to the Fund, in addition to those services provided by the Adviser, as the Sub-Adviser deems appropriate; as part of any such services, the Sub-Adviser shall at its discretion:

     (i) provide the Adviser and the Fund with overall market analysis;

     (ii) provide the Adviser and the Fund with material relevant to the investment of the assets of the Fund in securities of issuers in various states;

     (iii) provide the Adviser and the Fund such other investment advice as it considers necessary or appropriate;

     (iv) consult with the Adviser in connection with the Adviser's duties under the Advisory Agreement; and

     (v) otherwise assist the Adviser, and itself directly act (in coordination with the Adviser and as may be agreed among them with respect to a portion of, or all of, the Fund's portfolio), to

          (A) supervise continuously the investment program of the Fund and the composition of its portfolio;

          (B) determine what securities shall be purchased or sold by the Fund; and

          (C) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

     (c) Advisory Services. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, in the event of the termination of the Advisory Agreement, the Sub-
Adviser shall act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund, and the fee payable to the Sub-Adviser shall be increased to the amount provided in sub-section 4(b) hereof, provided, however, that (i) within two weeks of notice of termination of the Advisory Agreement being delivered by the Fund or by the Adviser, or termination of the Advisory Agreement for any other reason, or within such longer period as shall have been specified by the Board of Trustees, the Sub-Adviser shall have provided the Board of Trustees information of the kind required in connection with annual renewal of agreements under Section 15(c) of the Act, and (ii) within thirty days of the termination of the Advisory Agreement, the assumption of such duties by the Sub-Adviser shall have been approved by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval. In the event that the Sub-Adviser assumes such duties, it shall

          (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

          (ii) determine what securities shall be purchased or sold by the Fund;

          (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

          (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     (d) Compliance with Requirements.  Any investment
program furnished, and any activities performed, by the
Sub-Adviser under this section shall at all times conform
to, and be in accordance with, any requirements imposed by:
(1) the Investment Company Act of l940 (the "Act") and any
rules or regulations in force thereunder; (2) any other
applicable laws, rules and regulations; (3) the Declaration
of Trust and By-Laws of the Fund as amended from time to
time; (4) any policies and determinations of the Board of
Trustees of the Fund; and (5) the fundamental policies of
the Fund, as reflected in its registration statement under
the Act or as amended by the shareholders of the Fund.

     (e) Best Efforts; Responsibility. The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser or the Sub-
Adviser.

     (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., the most favorable price and efficient execution, and accordingly will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     (g) Other Services. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.

     (h) Liability for Error. The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     (i) Other Customers. Nothing in this Agreement shall prevent the Sub-Adviser or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Adviser or the Fund under this Agreement. The Fund shall indemnify the Sub-
Adviser to the full extent permitted by the Fund's
Declaration of Trust.

3.  Allocation of Expenses.

     The Sub-Adviser shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Sub-Adviser.

     In the event of the termination of the Advisory
Agreement, the Sub-Adviser shall assume the payment of expenses paid by the investment adviser under the Advisory
Agreement, and in connection therewith, the Fund agrees as follows: the Fund shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders.
All costs and expenses not expressly assumed by the Sub-
Adviser under this sub-section or otherwise by the Sub-
Adviser, administrator or principal underwriter or by any other investment adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Sub-Adviser or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4.  Compensation of the Sub-Adviser.

     (a) Initial Compensation.  The Fund shall pay the Sub-
Adviser, and the Sub-Adviser shall accept as full compensation for all services rendered hereunder, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of
0.80 of 1% of such net asset value on net assets of the Fund up to $15,000,000, 0.65 of 1% on net assets of the Fund above $15,000,000 to $50,000,000 and 0.50 of 1% of the
Fund's net assets above $50,000,000.

     (b) Additional Compensation as Approved Adviser. In the event that the Sub-Adviser has assumed the duties of managerial investment adviser to the Fund with rspect to investment of the Fund's assets pursuant to sub-section
2(c) hereof following approval by the Fund's Board of Trustees as there set forth, the Fund shall pay the Sub-
Adviser, and the Sub-Adviser shall accept as full compensation for all services rendered hereunder, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 1.50% of such net asset value on net assets of the Fund up to $15,000,000, 1.20% on net assets of the Fund above
$15,000,000 to $50,000,000 and 0.90 of 1% of the Fund's net
assets above $50,000,000.

     (c) Additional Compensation as Interim Adviser. In the event of termination of the Advisory Agreement, if the Sub-Adviser does not elect to assume the duties of managerial investment adviser pursuant to sub-section 2(c) hereof, or if its election as managerial investment adviser is not approved by the Board of Trustees, the Sub-Adviser shall act as acting investment adviser until a new investment adviser has been appointed. In such event, in addition to fees provided under sub-section 4(a) hereof for the Sub-Adviser, the Fund shall pay the Sub-Adviser an amount which, together with the amount paid under sub-
section 4(a), does not exceed the lesser of (i) the amount specified in sub-section 4(b) above, or (ii) its costs for its services as administrator and as acting managerial investment adviser.

     (d) Fee Limitation. The above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Sub-Adviser) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. The payment of the above fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation, subject to readjustment during the year.

5. Duration and Termination

     (a) Duration. This Agreement shall become effective on the effective date of the Registration Statement containing the initial registration of shares of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees. If the Fund's shareholders fail to approve this Agreement, the Sub-Adviser may continue to serve and act in that capacity pending further action by the Fund's Board of Trustees or the Fund's shareholders, provided that the compensation received by the Sub-Adviser during such period is equal to no more than its actual costs incurred in furnishing such services to the Fund or the amount it would have received under this Agreement, whichever is less.

     (b) Termination. This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-
Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote.
This Agreement shall automatically terminate in the event of its assignment (as defined in the Act). However, the Sub-Adviser agrees that it will not exercise its termination rights for at least five years from the effective date of this Agreement, except for regulatory reasons.

6.  Disclaimer of Shareholder Liability

    The Sub-Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Sub-Adviser represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

7.  Use of Aquila Name

    The Fund may use the name "Aquila" or any name derived from or similar to the name "Aquila Management Corporation" or "Aquila Distributors, Inc." only for so long as this Agreement or any extension, renewal or amendment thereof remains in effect. At such time as this Agreement shall no longer be in effect, the Fund shall (to the extent it lawfully can) cease to use such a name or any other name indicating that the Fund is administered, distributed or otherwise connected with the Sub-Adviser or with Aquila
Distributors, Inc. (collectively, (the "Aquila
Organization"). The Fund acknowledges that it has adopted the name "Aquila Rocky Mountain Equity Fund" through permission of the Aquila Organization and agrees that the Aquila Organization reserves to itself and any successor to any of its business the right to grant the non-exclusive right to use the names Aquila or any similar name to any other corporation or entity, including but not limited to any investment company of which the Aquila Organization or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the adviser, sub-adviser, administrator or distributor.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                   AQUILA ROCKY MOUNTAIN EQUITY FUND

/s/Kenneth L. MacRitchie            /s/Lacy B. Herrmann
________________________      By:__________________________
Asst. Secy.                        President



ATTEST:                   AQUILA MANAGEMENT CORPORATION

/s/Diana P. Herrmann               /s/Rose F. Marotta
_______________________       By:__________________________
V.P. & Secy.                       C.F.O.